SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                              April 11, 2001
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                          BULLHIDE CORPORATION
       ------------------------------------------------------
       (Exact name of Registrant as specified in its charter)


                             Washington
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)


       000-27523                                  91-1605108
------------------------             ---------------------------------
(Commission File Number)             (IRS Employer Identification No.)


    1865 S. Powerline Road, Suite C, Deerfield Beach, FL 33442
    ----------------------------------------------------------
             (Address of Principal Executive Offices)


                         (954) 725-7888
                 -------------------------------
                 (Registrant's Telephone Number)


   10 Fairway Drive, Suite 211, Deerfield Beach, Florida 33441
  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

LeMaster & Daniels, PLLC has served as the independent accountants of Bullhide Corporation (the "Company") since 1994 and has advised the Company on accounting and tax matters.

(1)  Previous independent accountants.

     (1) On November 10, 2000, LeMaster & Daniels, PLLC resigned as the Company's independent accountants.

     (2) The report of LeMaster & Daniels, PLLC on the financial statements of the Company for the fiscal year ended March 31, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

     (3) During the Company's most recent fiscal year ended March 31, 1999, and through the date of this Report, the Company has had no disagreements with LeMaster & Daniels, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LeMaster & Daniels, PLLC have caused it to make reference thereto in its report on the financial statements of the Company for such year.

     (4) During the Company's most recent fiscal year and through the date of this Report, the Company has had no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

     (5)  The Company has requested that LeMaster & Daniels, PLLC
          LC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements.

     (6) The engagement of a new independent accountant, when retained, will be reported by separate Form 8-K.


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                             SIGNATURES


     Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BULLHIDE CORPORATION



Dated: April 11, 2001               By:____/s/Ronald Sanders____________
                                       Ronald Sanders, President


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